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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): March 22, 2002


                  IndyMac MBS, INC., (as depositor under the
                  Pooling and Servicing Agreement, dated as of March 1, 2002, providing for the issuance of the IndyMac MBS, INC., Residential Asset Securitization Trust 2002-A4, Mortgage Pass-Through Certificates, Series 2002-D).


                               IndyMac MBS, INC.
          -----------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                          333-82831             95-4791925
-----------------------------       ---------------------     ---------------
(State of Other Jurisdiction             (Commission          (I.R.S. Employer
     of Incorporation)                   File Number)      Identification No.)



          155 North Lake Avenue
            Pasadena, California                                 91101
     -----------------------------                              ---------
          (Address of Principal                                 (Zip Code)
           Executive Offices)



       Registrant's telephone number, including area code (800) 669-2300
                                                           ---- --------

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

Item 5.   Other Events.
----      ------------

Filing of Computational Materials
---------------------------------

         In connection with the offering of the Mortgage Pass-Through Certificates, Series 2002-D Lehman Brothers, Inc. ("Lehman Brothers"), as the Underwriter of the Underwritten Certificates, has prepared certain materials (the "Computational Materials") for distribution to its potential investors. Although the Company provided Lehman Brothers with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials, which are listed Exhibit 99.1 hereto, are filed on Form SE dated March 21, 2002.














____________________
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated August 29, 2001 and the prospectus supplement dated March 25, 2002, of IndyMac MBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2002-D.

Item 7.   Financial Statements, Pro Forma Financial
          -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1.   Computational Materials filed on Form SE dated March 21, 2002.

         99.2.   Computational Materials filed on Form SE dated March 21, 2002.

         99.3.   Computational Materials filed on Form SE dated March 21, 2002.


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


                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               IndyMac MBS, INC.




                                  By: /s/ S. Victor H. Woodworth
                                      --------------------------
                                      S. Victor H. Woodworth
                                      Vice President



Dated:  March 21, 2002



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


                                 Exhibit Index
                                 -------------


Exhibit                                                                  Page
-------                                                                  ----

99.1.   Computational Materials filed on Form SE dated March 21, 2002.      6

99.2.   Computational Materials filed on Form SE dated March 21, 2002.      7

99.3.   Computational Materials filed on Form SE dated March 21, 2002.      8

                                 EXHIBIT 99.1
                                 -------------

        Computational Materials filed on Form SE dated March 21, 2002.

                                 EXHIBIT 99.2
                                 -------------

        Computational Materials filed on Form SE dated March 21, 2002.

                                 EXHIBIT 99.3
                                 -------------

        Computational Materials filed on Form SE dated March 21, 2002.



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